Second Quarter 2019 Financial Review Earnings Call July 26, 2019

2 Important Notices and Disclaimers Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including, without limitation, future financial and operating results; costs and revenues; economic conditions generally and in our markets and among our customer base; loan demand; mortgage lending activity; changes in the mix of our earning assets and our deposit and wholesale liabilities; net interest margin; yields on earning assets; interest rates (generally and those applicable to our assets and liabilities); credit quality, including loan performance, nonperforming assets, provisions for loan losses, charge-offs, the effects of redemptions of trust preferred securities, rebranding and staff realignment costs and expected savings, other-than-temporary impairments and collateral values; market trends; and customer preferences, as well as statements with respect to our objectives, expectations and intentions and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward- looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlook” "modeled" and other similar words and expressions of the future.   Forward-looking statements, including those as to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s  actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events.  You should not expect us to update any forward-looking statements. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2018 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov. Interim Financial Information Unaudited financial information as of and for interim periods, including as of and for the three and six month periods ended June 30, 2019 and 2018, may not reflect our results of operations for our fiscal year ended, or financial condition as of December 31, 2019, or any other period of time or date. Non-GAAP Financial Measures The Company supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non- GAAP financial measures, such as Adjusted Net Income per Share (Basic and Diluted), Adjusted Noninterest Expense, Adjusted Return on Equity (ROE), Adjusted Return on Assets (ROA), or other ratios. This supplemental information should not be considered in isolation or as a substitute for the GAAP measures presented herein. We use certain non-GAAP financial measures, including these, both to explain our results to shareholders and the investment community and in the internal evaluation and management of our businesses. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our past performance and prospects for future performance, especially in light of the additional costs we have incurred in 2018 in connection with the Spin-off and related transactions, and the rebranding and restructuring expenses which began in 2018 and continue in 2019. While we believe that these non-GAAP financial measures are useful in evaluating our performance, this information should be considered as supplemental and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies. See Appendix 1 “Non-GAAP Financial Measures Reconciliations” for reconciliation of these non-GAAP financial measures to their GAAP counterparts.

3

Performance Highlights 2Q19

Earnings	• Net Income increased 23.4% over 2Q18, or 6.1% as adjusted (1) • Net Interest Margin (NIM) improved 15bps compared to 2Q18. Net Interest Income (NII) vs. 2Q18 slightly lower as higher interest income was offset by higher deposit costs and a smaller balance sheet • Cost of new deposits began to flatten and decrease • Rebranding costs to be completed this year, continued staff reduction costs through year end 2019 to boost future earnings
Credit Quality	• Strong asset quality continues • Allowance for loan losses reversal of $1.4 million in 2Q19 on strong credit and improved quantitative and qualitative factors • Allowance for Loan Losses (ALL) coverage continues to be strong
Loans & Deposits	• International loan runoff is mostly completed as planned. Domestic loan growth reflects our continued focus on domestic relationship loans • Non-relationship Shared National Credit (SNC) loan portfolio reduction largely completed as planned • International deposits lower primarily due to customers spending their U.S. dollar savings. Core domestic deposits grew as a result of our relationship-focused strategy
Business Drivers	• Execution of relationship-focused strategy, resulting in balance sheet size reduction and deleveraging • Continued push for enhanced loan mix and fee income growth • Focus on operational efficiencies

(1) See Appendix 1 "Non-GAAP Financial Measures Reconciliations" for reconciliation of these non-GAAP financial measures to their GAAP counterparts

4

Second Quarter 2019 Results

($ in millions, except per share items)	2Q18	1Q19	2Q19
Net Interest Income	54.0	55.4	53.8
Net Interest Margin (NIM)	2.77%	2.96%	2.92%
Provision for Loan Losses (Reversal of)	0.2	—	(1.4)
Noninterest Income	15.0	13.2	14.1
Noninterest Expense	52.6	51.9	52.9
Adjusted Noninterest Expense (1)	49.4	51.0	50.2
Net Income	10.4	13.1	12.9
Adjusted Net Income (1)	14.1	13.8	15.0
Earnings per Share - Basic	$0.25	$0.31	$0.30
Adjusted Earnings per Share - Basic (1)	$0.33	$0.33	$0.35
Earnings per Share - Diluted (2)	$0.25	$0.30	$0.30
Adjusted Earnings per Share - Diluted (1)	$0.33	$0.32	$0.35
Credit Quality			
Non-performing Assets (3)/Total Assets	0.41%	0.26%	0.41%
Net Charge Offs (Recoveries)/Average Total Loans (4)	0.16%	0.10%	0.11%

(1) See Appendix 1 "Non-GAAP Financial Measures Reconciliations" for a reconciliation of these non-GAAP financial measures to their GAAP counterparts
(2) As of June 30, 2019 and March 31, 2019, potential dilutive instruments included 738,138 unvested shares of restricted stock, including 736,839 shares of restricted stock issued in December 2018 in connection with the Company's IPO and 1,299 additional shares of restricted stock issued in January 2019. As of June 30, 2019 and March 31, 2019, these 738,138 unvested shares of restricted stock were included in the diluted earnings per share computation because, when the unamortized deferred compensation cost related to these shares was divided by the average market price per share at those dates, fewer shares would have been purchased than restricted shares assumed issued. Therefore, at those dates, such awards resulted in higher diluted shares outstanding weighted averages than basic shares outstanding weighted averages in the three months ended June 30, 2019 and March 31, 2019, and had a dilutive effect in per share earnings in the first quarter of 2019. We had no outstanding dilutive instruments as of any period prior to December 2018.
(3) Non-performing assets include all accruing loans past due by more than 90 days, and all nonaccrual loans and OREO properties acquired through or in lieu of foreclosure. Non-performing assets were $32.8 million, $20.5 million, and $35.3 million as of June 30, 2019, March 31, 2019, and June 30, 2018, respectively
(4) Calculated based upon the average daily balance of outstanding loan principal balance net of deferred loan fees and costs, excluding the allowance for loan losses
(5) Calculated based upon the average daily balance of stockholders' equity
(6) Calculated based upon the average daily balance of total assets
(7) Efficiency ratio is the result of noninterest expense divided by the sum of noninterest income and net interest income

Return on Equity(5) (ROE)


5.57%
6.87%
6.56%
2Q18
1Q19
2Q19

Adjusted ROE(1)(5)


7.56%
7.25%
7.66%
2Q18
1Q19
2Q19

Return on Assets(6) (ROA)


0.50%
0.65%
0.66%
2Q18
1Q19
2Q19

Adjusted ROA(1)(6)


0.67%
0.69%
0.77%
2Q18
1Q19
2Q19

Efficiency Ratio(7)


76.3%
75.7%
77.9%
2Q18
1Q19
2Q19

Adjusted Efficiency Ratio(1)(7)


71.7%
74.4%
73.8%
2Q18
1Q19
2Q19

5 Loan Portfolio Highlights Loan Composition Geographic Mix (Domestic) 6,000 7,000 2.0% 1.9% 1.9% 1.9% 1.8% 0.5% 0.4% 5.9% 5.0% 1.2% 9.0% 9.3% 9.2% 806 762 738 775 812 6,000 8.3% 8.3% 5,000 13.1% 14.0% 14.4% 10.5% 11.5% 954 968 1,000 943 1,010 5,000 4,000 23.3% 21.6% 20.3% 4,000 23.0% 23.9% (Millions) (Millions) 3,000 3,000 1.9% 2,000 3,819 3,880 3,894 3,789 3,753 2,000 50.3% 49.4% 51.4% 52.7% 53.9% 1,000 1,000 0 0 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 Owner Occupied CRE Single Family Residential Florida Texas New York FI & Acceptances C&I Consumer • Planned reduction of FI and non-relationship SNC loans (C&I loans) mostly completed, with only $5.0 million of foreign FI credit exposure, and $63.6 million of non-relationship SNCs remaining. • Continued focus on domestic lending activities, with net growth in the Texas and New York markets. Declines in FI and non- relationship SNC loans were offset by net growth in domestic Owner-Occupied and CRE loans of $34.5 and $109.3 million, respectively.

Credit Quality

6


Non-Performing Assets (1) / Total Assets
0.41%
0.35%
0.22%
0.26%
0.41%
2Q18
3Q18
4Q18
1Q19
2Q19


Allowance for Loan Losses ($ in millions)
$69.9
$69.5
$61.8
$60.3
$57.4
1.12%
1.13%
1.04%
1.05%
0.99%
2Q18
3Q18
4Q18
1Q19
2Q19
Allowance for Loan Losses
ALL as a % of Total Loans


Allowance for Loan Losses / Total NPL (2)
2.0x
2.3x
3.5x
2.9x
1.8x
2Q18
3Q18
4Q18
1Q19
2Q19


Net Charge-Offs / Average Total Loans (3)
0.16%
0.14%
0.43%
0.10%
0.11%
2Q18
3Q18
4Q18
1Q19
2Q19

- Credit quality and reserve coverage remains strong
- Quantitative and qualitative loan loss factors updated resulting in $1.4 million ALL release
- $11.6 million of secured, current loans to a South Florida borrower downgraded in June 2019 primarily from special mention to substandard and non-accrual. Borrower's cash flows from business sales in Puerto Rico remain adversely affected by 2017 hurricanes' effects. Total special mention loans declined $4.0 million in 2Q19.

(1) Non-performing assets include all accruing loans past due by more than 90 days, and all nonaccrual loans and OREO properties acquired through or in lieu of foreclosure.
(2) Non-performing loans were $32.8 million, $20.5 million, and $34.7 million as of June 30, 2019, March 31, 2019, and June 30, 2018, respectively. Non-performing loans consists of (i) nonaccrual loans; (ii) accruing loans 90 days or more contractually past due; and (iii) restructured loans that are considered "troubled debt restructurings", or "TDRs."
(3) Calculated based upon the average daily balance of outstanding loan principal balance net of deferred loan fees and costs, excluding the allowance for loan losses

7 Interest-Earning Assets 9,000 8,000 7,000 $1,812 $1,792 $1,741 $1,701 $1,651 6,000 $6,220 $6,159 $5,920 $5,744 $5,813 5,000 4.74% 4.74% 4.75% (Millions) 4,000 4.51% 4.31% 3,000 2,000 2.98% 2.82% 2.75% 2.87% 2.85% 1,000 0 2Q18 3Q18 4Q18 1Q19 2Q19 Loans Investments Loan Yield Investment Yield • Loan yields increased slightly versus previous quarter driven by the reduction in lower yielding non-relationship SNCs • Yields increased significantly over year ago quarter attributed to improved loan mix and higher market rates during the first part of 2019 • Investment yield decline primarily due to SBA prepayments starting in the second month of 2Q19

8 Deposit Highlights Deposit Composition Mix by Country of Domicile 7,000 International Deposits $6,363 ($ in millions) $6,189 $6,033 $5,888 ~13% Compound Annual Decline 6,000 $738 $5,819 $643 $642 $589 $619 $1,714 $1,736 $1,745 5,000 $1,770 $1,721 CDs $4,490 $4,093 $3,500 $3,031 $2,805 48% 4,000 1.36% ] (Millions) 1.28% 1.20% 1.12% 3,000 2015 2016 2017 2018 2Q19 0.99% Domestic Deposits 2,000 $3,911 $3,810 $3,646 $3,529 $3,479 ($ in millions) ~12% CAGR 1,000 0 52% $2,484 $2,823 $3,001 $3,014 2Q18 3Q18 4Q18 1Q19 2Q19 $2,030 Transaction Deposits (Core) Customer CDs 2015 2016 2017 2018 2Q19 Brokered CDs Cost of Deposits • Total deposits down on lower core balances from international customers partially offset by growth in domestic commercial relationship core deposits on execution of our strategy • Annualized international deposit run-off rates remains in low teens • Cost of interest bearing deposits up 8bps versus prior quarter due to higher rates in relationship money market accounts and renewing CDs • Seeking to reduce international deposit decline, and focusing efforts on capturing domestic share, in each case through relationship driven products

9 Net Interest Income and NIM Net Interest Income (NII) and NIM (%) Commentary • NIM was 2.92% up from 2.77% in 2Q18 60 $56.8 $55.6 $55.4 • NII slightly lower versus 1Q19 mostly due to a $54.0 $53.8 decline in the average balances of commercial loans and investment securities and higher deposit costs 50 – Lower commercial loans volume driven by 2.96% planned reduction of $70.5 million in non- 2.95% 40 relationship SNCs and foreign FI loans 2.92% – Sold $91.2 million in municipal bonds during 30 2Q19 at a gain, thanks to declining interest rates (Millions) 2.83% – International deposit runoff being replaced with 20 domestic relationships leading to a higher cost of 2.77% funds 10 • Management taking proactive steps to improve the NIM 0 – Announced the redemption of $25 million in trust preferred securities that will reduce annual 2Q18 3Q18 4Q18 1Q19 2Q19 interest expense by $2.6 million – Focusing on relationship accounts to stabilize the Net Interest Income Net Interest Margin cost of funds, enhance DDA balances and improve noninterest income

10 Noninterest Income Noninterest Income Mix Commentary • Other noninterest income changes in first half of 2019 due to: 16 $15.0 – $1.0 million gain on municipal securities sold in 2Q19 $14.1 14 – $0.6 million gain on the early termination of FHLB $13.0 $13.2 advances in 1Q19 $12.0 12 – $0.6 million decrease in fees for services to our former $6.1 parent and its subsidiaries $6.1 $4.5 $5.4 10 $3.7 • Brokerage fees down from last year due to U.S. sanctions on customers’ trading in Venezuelan government bonds beginning 8 February 2019 (Millions) $4.4 $4.2 $3.9 • Higher deposit and service fees due to higher wire transfer fees 6 $3.7 $3.7 Assets Under Management - 2Q19 4 $1.79 billion 2 $4.5 $4.3 $4.4 $4.1 $4.3 97.4% 0 2Q18 3Q18 4Q18 1Q19 2Q19 Deposits and service fees Brokerage, advisory and fiduciary activities 2.6% Other noninterest income Domestic International

11 Noninterest Expense Noninterest Expense Mix Commentary • 2Q19 Other operating expenses includes $1.8 million of ($ in millions, except for FTEs) rebranding. We expect to incur in approximately $1.8 million for additional rebranding expenses through the end of 2019 and 60 have spent approximately $1.2 million in CAPEX $54.6 $52.6 $52.0 $51.9 $52.9 • Since 2Q18, staffing has decreased by 101 FTEs or 10.74% 50 • $1.5 million quarterly amortization of restricted stock in 2019 $15.7 (1) $17.7 $18.0 $18.5 $18.8 Noninterest Expenses / Average Total Assets 40 ($ in millions, except for percentages of Average Total Assets) $38.9 10,000 $34.9 $34.0 $33.4 $34.1 $8,419 $8,462 $8,272 30 $8,063 $7,867 8,000 940 948 911 6,000 20 889 2.64% 2.70% 2.50% 2.46% 2.58% 839 4,000 1.88% 1.74% 10 1.66% 1.61% 1.66% 2,000 0.92% 0.96% 0.84% 0.85% 0.76% 0 0 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 Total Average Assets Salaries and employee benefits Salaries and employee benefits Other operating expenses FTE Other operating expenses Total Noninterest Expense (1) Calculated based upon the average daily balance of total assets.

12 Adjusted Noninterest Expense (1) Adjusted Noninterest Expense Mix Commentary ($ in millions, except for FTEs) • Salaries and employee benefits slightly down despite 60 significant reduction in FTEs due to timing of terminations being later in the quarter and $51.0 $49.4 $50.2 amortization of Dec. 2019 restricted stock award 50 (1) $15.7 $17.6 $17.0 Adjusted Noninterest Expenses /Avg. Total Assets 40 ($ in millions, except for percentages of Average Total Assets) M $33.7 $33.4 $33.2 M 30 10,000 $ $8,419 $8,063 $7,867 20 940 8,000 889 839 6,000 10 M M 2.53% 2.56% $ 2.35% 4,000 0 1.60% 1.66% 1.69% 2,000 2Q18 1Q19 2Q19 0.75% 0.87% 0.87% 0 Salaries and employee benefits Other operating expenses FTE 2Q18 1Q19 2Q19 Total Assets Salaries and employee benefits Other operating expenses Total Noninterest Expense (1) See Appendix 1 "Non-GAAP Financial Measures Reconciliations" for a reconciliation of these non-GAAP financial measures to their GAAP counterparts. (1) Calculated based upon the average daily balance of total assets.

13 Interest Rate Sensitivity Commentary Loan Portfolio & Repricing Detail • The Company continues to be asset sensitive driven by floating rate (As of June 30, 2019) loans and loans maturing in less than a year Loan Portfolio By Rate Type Loan Portfolio By Interest Type • Given more recent market interest rate expectations, management has been taking steps to reduce interest rate sensitivity Swap Fixed • Duration of investment portfolio, decreased to 3.10 years in 2Q19 5% compared to 3.47 years in 1Q19 due to sale of $91.2 million of 50% Fixed municipal bonds and increased projected prepayment speeds in the Prime 50% mortgage securities portfolio due to lower rates 8% Impact on NII from Interest Rate Change AAdjustabledjustable Libor (As of June 30, 2019) 50% 35% UST $240 3.6% 2% 1.8% Repricing Gap Mix $230 0.0% 1-3 years -2.0% 8% 4-5 -3.9% years $220 13% (Millions) 5+ $227 $223 years $210 $220 $215 27% $211 $200 <1 year -50 bps -25 bps BASE +25 bps +50 bps 52% Net Interest Income Change from base Note: Assumes a static balance sheet and instantaneous and parallel interest rate shocks to the yield curve

14 FY19 Goals • Conclude remix of loan portfolio by replacing low yielding • Increase share of wallet among our Net Interest international loans and non- domestic commercial client base relationship SNCs with higher Deposits Income • Increase domestic deposits and margin domestic relationship retain valued foreign customers products • Conclude reductions in foreign FI and non-relationship SNCs Credit Quality • Maintain strong asset quality Loans • Continued growth of domestic loans by targeting selected customers and verticals • Continue expansion of wealth • Continue earnings accretion to Noninterest management client acquisition Capital support future activities Income and fee income initiatives, Management • Redemption of highest cost TruPs domestically and internationally with over 10% interest rates Noninterest • Continue simplification of back- office and expense Expenses rationalization initiatives Committed to driving shareholder value

Appendices

Appendix 1 16 Non-GAAP Financial Measures Reconciliations The following table sets forth selected financial information derived from the Company’s interim unaudited consolidated financial statements, adjusted for certain costs incurred by the Company in the periods presented related primarily to non-deductible spin-off and tax deductible restructuring costs. The Company believes these adjusted numbers are useful to understand the Company’s performance absent these transactions and events. Three Months Ended, ($ in thousands, except per share amounts and percentages) June 30, March 31, June 30, 2019 2019 2018 Total noninterest expenses $ 52,905 $ 51,945 $ 52,638 Less: restructuring costs (1): Staff reduction costs 907 — — Rebranding costs 1,829 933 — Total restructuring costs $ 2,736 $ 933 $ — Less spin-off costs: Legal fees — — 2,000 Additional contribution to non-qualified deferred compensation plan on behalf of participants to mitigate tax effects of unexpected early distribution due to spin-off (2) — — 1,200 Total spin-off costs $ — $ — $ 3,200 Adjusted noninterest expenses $ 50,169 $ 51,012 $ 49,438

Appendix 1 17 Non-GAAP Financial Measures Reconciliations (cont’d) Three Months Ended, June 30, March 31, June 30, ($ in thousands, except per share amounts and percentages) 2019 2019 2018 Net income $ 12,857 $ 13,071 $ 10,423 Plus after-tax restructuring costs: Restructuring costs before income tax effect 2,736 933 — Income tax effect (588) (201) — Total after-tax restructuring costs 2,148 732 — Plus after-tax total spin-off costs: Total spin-off costs before income tax effect — — 3,200 Income tax effect (3) — — 519 Total after-tax spin-off costs — — 3,719 Adjusted net income $ 15,005 $ 13,803 $ 14,142 Basic earnings per share $ 0.30 $ 0.31 $ 0.25 Plus: after tax impact of restructuring costs 0.05 0.02 — Plus: after tax impact of total spin-off costs — — 0.08 Total adjusted basic earnings per common share $ 0.35 $ 0.33 $ 0.33

Appendix 1 18 Non-GAAP Financial Measures Reconciliations (cont’d) Three Months Ended, June 30, March 31, June 30, ($ in thousands, except per share amounts and percentages) 2019 2019 2018 Diluted earnings per share (4) $ 0.30 $ 0.30 $ 0.25 Plus: after tax impact of restructuring costs 0.05 0.02 — Plus: after tax impact of total spin-off costs — — 0.08 Total adjusted diluted earnings per common share $ 0.35 $ 0.32 $ 0.33 Net income / Average total assets (ROA) 0.66% 0.65% 0.50 % Plus: after tax impact of restructuring costs 0.11% 0.04% — % Plus: after tax impact of total spin-off costs — % — % 0.17 % Adjusted net income / Average total assets (Adjusted ROA) 0.77% 0.69% 0.67 % Net income / Average stockholders' equity (ROE) 6.56% 6.87% 5.57 % Plus: after tax impact of restructuring costs 1.10% 0.38% —% Plus: after tax impact of total spin-off costs — % — % 1.99 % Adjusted net income / Stockholders' equity (Adjusted ROE) 7.66% 7.25% 7.56%

Appendix 1 19 Non-GAAP Financial Measures Reconciliations (cont’d) Three Months Ended, June 30, March 31, June 30, ($ in thousands, except per share amounts and percentages) 2019 2019 2018 Efficiency ratio 77.87% 75.73% 76.31 % Less: impact of restructuring costs (4.03)% (1.36)% —% Less: impact of total spin-off costs — % — % (4.63)% Adjusted efficiency ratio 73.84% 74.37% 71.68 % Stockholders' equity $ 806,368 $ 778,749 $ 719,382 Less: goodwill and other intangibles (20,969) (21,005) (21,114) Tangible common stockholders' equity $ 785,399 $ 757,744 $ 698,268 Total assets 7,926,826 7,902,355 8,530,464 Less: goodwill and other intangibles (20,969) (21,005) (21,114) Tangible assets $ 7,905,857 $ 7,881,350 $ 8,509,350 Common shares outstanding 43,205 43,205 42,489 Tangible common equity ratio 9.93% 9.61% 8.21 % Tangible stockholders' book value per common share $ 18.18 $ 17.54 $ 16.43

Appendix 1 20 Non-GAAP Financial Measures Reconciliations (cont’d) (1) Expenses incurred for actions designed to implement the Company’s strategy as a new independent company. These actions include, but are not limited to, reductions in workforce, streamlining operational processes, rolling out the Amerant brand, implementation of new technology system applications, enhanced sales tools and training, expanded product offerings and improved customer analytics to identify opportunities. The Company incurred $1.8 million and $0.9 million of rebranding expenses during the three months ended June 30 2019 and March 31, 2019, respectively. (2) The spin-off caused an unexpected early distribution for U.S. federal income tax purposes from our deferred compensation plan. This distribution was taxable to plan participants as ordinary income during 2018. We partially compensated plan participants, in the aggregate amount of $1.2 million, for the higher tax expense they incurred as a result of the distribution increasing the plan participants' estimated effective federal income tax rates by recording a contribution to the plan on behalf of its participants. The after tax net effect of this $1.2 million contribution for the period ended June 30, 2018, was approximately $952,000. As a result of the early taxable distribution to plan participants, we expensed and deducted for federal income tax purposes, previously deferred compensation of approximately $8.1 million, resulting in an estimated tax credit of $1.7 million, which exceeded the amount of the tax gross-up paid to plan participants. (3) Calculated based upon the estimated annual effective tax rate for the periods, which excludes the tax effect of discrete items, and the amounts that resulted from the difference between spin-off costs that are permanently non-deductible for Federal and state income tax purposes, and total spin-off costs recognized in the consolidated financial statements. The estimated annual effective rate applied for the calculation differs from the reported effective tax rate since it is based on a different mix of statutory rates applicable to these expenses and to the rates applicable to the Company and its subsidiaries. (4) As of June 30, 2019 and March 31, 2019, potential dilutive instruments included 738,138 unvested shares of restricted stock, including 736,839 shares of restricted stock issued in December 2018 in connection with the Company’s IPO and 1,299 additional shares of restricted stock issued in January 2019. As of June 30, 2019 and March 31, 2019, these 738,138 unvested shares of restricted stock were included in the diluted earnings per share computation because, when the unamortized deferred compensation cost related to these shares was divided by the average market price per share at those dates, fewer shares would have been purchased than restricted shares assumed issued. Therefore, at those dates, such awards resulted in higher diluted shares outstanding weighted averages than basic shares outstanding weighted averages in the three months ended June 30, 2019 and March 31, 2019, and had a dilutive effect in per share earnings in the first quarter of 2019. We had no outstanding dilutive instruments as of any period prior to December 2018.

Thank you Investor Relations InvestorRelations@amerantbank.com